Exhibit 10.3

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED BECAUSE IT IS NOT MATERIAL AND OF A TYPE THAT PMGC HOLDINGS INC. TREATS AS PRIVATE OR CONFIDENTIAL. SUCH REDACTED PORTIONS ARE INDICATED WITH “[***].”

FIRST AMENDMENT

To

LICENSE AGREEMENT

This FIRST AMENDMENT TO LICENSE AGREEMENT (“First Amendment”) is entered and made effective as the date of last signature (the “First Amendment Effective Date”), by and between:

(a)	Northstrive Biosciences Inc., f/k/a Elevai Biosciences, Inc. (a subsidiary of PMGC Holdings, Inc. f/k/a Elevai Labs, Inc., “PMGC”) with an office at 120 Newport Center Drive, Suite 250, Newport Beach, California 92660, U.S.A (“Northstrive”); and

(b)	MOA Life Plus Co., Ltd., a corporation duly organized and existing under Korean law, with its head office at A-7F U-Tower, 767, Sinsu-ro, Suji-gu, Yongin-si, Gyeonggi-do, 16827, Korea (hereinafter referred to as “MOA”).

WHEREAS, PMGC and MOA entered into that certain License Agreement dated April 30, 2024 (the “Original Agreement”);

WHEREAS, PMGC assigned the Original Agreement to Northstrive pursuant to that certain Assignment and Assumption Agreement dated February 28, 2025; and

WHEREAS, Northstrive and MOA now wish to amend the Original Agreement as set forth in this First Amendment.

NOW THEREFORE, in consideration of the mutual covenants of the parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	All capitalized terms used, but not otherwise defined, in this First Amendment shall have the same meaning given to them in the Original Agreement. All references to “Agreement” in the Original Agreement and this First Amendment are deemed to include this First Amendment.

2.	Section 1.20 (Field) of the Original Agreement is hereby amended and restated in its entirety to state the following:

1.20 “Field” means

(a) all prophylactic and therapeutic uses in humans, including but not limited to the prevention and treatment of muscular (including, but not limited to, DMD and sarcopenia), obesity, metabolic, renal, cardiovascular, psychological, psychiatric, neurologic, and endocrine conditions in humans; and

(b) all uses in animal health, including all applications as a feed additive.

The Agreement is further amended, mutatis mutandis, to accommodate the Field as amended hereby, including but not limited to the definitions and provisions concerning Applicable Law, Development, Commercialization, Marketing Approval, Regulatory Approval, Regulatory Authorities, Regulatory Exclusivity, Regulatory Submissions, and Right of Reference.

3.	The following Section 4.4 (First Amendment Consideration) is hereby added to Article 4 of the Agreement:

4.4.	First Amendment Consideration. Upon execution of the First Amendment, the following consideration is added to the Agreement (Sections 4.4.1 and 4.4.2 collectively, the “First Amendment Consideration”).

4.4.1.	First Amendment Execution Fee. Within thirty (30) days after the First Amendment Effective Date, PMGC shall pay to MOA (a) a non-creditable and non-refundable amendment fee of [***] ((a) and (b) collectively, the “First Amendment Execution Fee”). PMGC Shares will be subject to applicable resale, other trading restrictions and other applicable U.S. securities laws. MOA agrees to the imprinting, for as long as is required, of a legend on all of the PMGC Shares in the following form:

The securities represented hereby have not been registered under the securities act of 1933, as amended (the “act”), or under the securities laws of certain states. These securities may not be offered, sold or otherwise transferred, pledged or hypothecated except as permitted under the act and applicable state securities laws in accordance with applicable registration requirements or an exemption therefrom. The issuer of these securities may require an opinion of counsel reasonably satisfactory to the issuer that such offer, sale or transfer, pledge or hypothecation otherwise complies with the act and any applicable state securities laws. This certificate must be surrendered to the company or its transfer agent as a condition precedent to the sale, transfer, pledge or hypothecation of any interest in any of the securities represented hereby.

For so long as MOA owns any of the PMGC Shares, MOA agrees that it, together with its Affiliates, will in no event acquire or own in excess of 9.99% of the outstanding shares of Common Stock of PMGC Holdings, Inc. without the prior written consent of PMGC.

4.4.2.	Animal Health Patent Milestone. Within thirty (30) days after the issuance of the first Licensed Patent with at least one claim Covering an animal health application of one or more Compounds, PMGC shall pay to MOA a one-time, non-creditable, non-refundable milestone payment of [***] (the “Animal Health Patent Milestone Payment”).

4.4.3.	Royalties. The royalties for the licensed products of “Field” shall governed by section 4.2 of “Original Agreement”.

4.	This First Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. In addition, signatures affixed and transmitted electronically will be effective in all respects and treated the same as original hand-written signatures placed on hard copies.

[signature page follows]

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties have executed this First Amendment and cause it to be effective as of the First Amendment Effective Date.

NORTHSTRIVE BIOSCIENCES, INC.		MOA Life Plus Co., Ltd.

By:	/s/ Graydon Bensler	By:	/s/ S.H. Yoon
Print Name:	Graydon Bensler	Print Name:	S.H. Yoon
Title:	Chief Executive Officer	Title:	Chief Operating Officer
Date:	March 21, 2025	Date:	March 21, 2025